UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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Form 8-K

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Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 4, 2024 (November 3, 2024)

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Air Transport Services Group, Inc.

(Exact name of registrant as specified in its charter)

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Delaware	000-50368	26-1631624
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

145 Hunter Drive, Wilmington, OH 45177

(Address of principal executive offices) (Zip Code)

(937) 382-5591

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. of Form 8-K):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	ATSG	NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

Merger Agreement

Overview

On November 3, 2024, Air Transport Services Group, Inc., a Delaware corporation (“ATSG” or the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Stonepeak Nile Parent LLC, a Delaware limited liability company (“Parent”) and Stonepeak Nile MergerCo Inc., a Delaware corporation and wholly-owned subsidiary of Parent (“MergerCo”), providing for, among other things, MergerCo to merge with and into the Company (the “Merger”), with the Company surviving the Merger as a wholly-owned subsidiary of Parent.

Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), each share of common stock, par value $0.01 per share, of the Company (“Company Common Stock”) issued and outstanding as of immediately prior to the Effective Time (other than any shares of Company Common Stock as to which appraisal rights have been perfected in accordance with the Delaware General Corporation Law and certain other shares of Company Common Stock excluded under the terms of the Merger Agreement) will be canceled and extinguished and automatically converted into the right to receive an amount in cash equal to $22.50 per share of Company Common Stock (the “Merger Consideration”), payable to the holder thereof, without interest.

Following the Company’s exercise of its mandatory exercise right, at the Effective Time, each outstanding warrant for shares of Company Common Stock governed by the Amazon Warrants (as defined in the Merger Agreement) will automatically vest and shall be exercisable in accordance with the terms of the Amazon Warrants solely for the Merger Consideration that the Company Common Stock issuable upon exercise of such warrant immediately prior to the Merger would have been entitled to receive upon consummation of the Merger.

Treatment of Company Equity Awards

At the Effective Time, in connection with the Merger, (i) each Company RSU (as defined in the Merger Agreement) outstanding immediately prior to the Effective Time shall, as of the Effective Time, vest and be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product, rounded to the nearest cent, of (x) the number of shares of Company Common Stock subject to such Company RSU immediately prior to the Effective Time and (y) the Merger Consideration, (ii) each Company PSU (as defined in the Merger Agreement) outstanding immediately prior to the Effective Time shall, as of the Effective Time, vest and be canceled and the holder thereof shall then become entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product, rounded to the nearest cent, of (x) the number of shares of Company Common Stock subject to such Company PSU immediately prior to the Effective Time (assuming, for purposes of determining the number of Company PSUs, attainment of all applicable performance goals at the higher of (A) target level of performance and (B) actual level of performance measured as of the Effective Time) and (y) the Merger Consideration and (iii) each Company Restricted Stock Award (as defined in the Merger Agreement) outstanding immediately prior to the Effective Time shall, as of the Effective Time, fully vest and the holder thereof shall then be entitled to receive solely, in full satisfaction of the rights of such holder with respect thereto, a lump-sum cash payment, without interest, equal to the product, rounded to the nearest cent, of (x) the number of shares of Company Common Stock subject to such Company Restricted Stock Award immediately prior to the Effective Time and (y) the Merger Consideration.

Financing

Parent and MergerCo have obtained equity and debt financing commitments for the transactions contemplated by the Merger Agreement. Pursuant to an equity commitment letter delivered to Parent (the “Equity Commitment Letter”), Stonepeak Infrastructure Fund IV LP, a Delaware limited partnership (“Fund IV”), has committed to invest in Parent, directly or indirectly, the cash amounts set forth therein for the purpose of enabling Parent to pay the Merger Consideration at the Closing (as defined in the Merger Agreement), subject to the terms and conditions set forth therein. The Company is an express third-party beneficiary of the Equity Commitment Letter. Fund IV has also provided the Company with a limited guarantee, which guarantees the payment of certain monetary obligations that may be owed by Parent to the Company pursuant to the Merger Agreement, including any reverse termination fee that may become payable by Parent (described further below), in each case, pursuant to and in accordance with the terms and conditions of the limited guarantee and Merger Agreement. In addition, pursuant to a debt commitment letter delivered to Parent, Barclays Bank PLC, RBC Capital Markets, Wells Fargo Bank, National Association, Wells Fargo Securities, LLC and Jefferies Finance LLC have agreed to provide debt financing to Parent on the terms and subject to the conditions set forth therein.

Closing Conditions

The consummation of the Merger is subject to certain customary closing conditions, including, but not limited to: (i) the approval and adoption of the Merger Agreement by the holders of a majority of the outstanding shares of Company Common Stock (the “Company Stockholder Approval”); (ii) the expiration or termination of any waiting periods applicable to the consummation of the Merger under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, the receipt of certain consents or approvals from the U.S. Department of Transportation, the U.S. Federal Communications Commission and certain other applicable foreign direct investment laws of certain jurisdictions; (iii) the absence of any law or order enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the Merger; (iv) each party’s performance of its covenants and obligations contained in the Merger Agreement in all material respects; and (v) the accuracy of the representations and warranties of the parties in the Merger Agreement (subject to customary materiality qualifiers). The obligation of Parent to consummate the Merger is also subject to there not having occurred since the date of the Merger Agreement a Material Adverse Effect. The Merger is not subject to any financing condition.

Representations, Warranties and Covenants

The Company, Parent and MergerCo have each made customary representations, warranties and covenants in the Merger Agreement. Subject to certain exceptions, the Company has agreed, among other things, to customary covenants regarding the operation of the business of the Company and its subsidiaries during the interim operating period between the execution of the Merger Agreement and the consummation of the Merger.

In addition, the Company, Parent and MergerCo have each agreed to use its respective reasonable best efforts to, as promptly as reasonably practicable, consummate the transactions contemplated by the Merger Agreement and obtain any approvals, consents, registrations, waivers, permits, authorizations, exemptions, clearances, orders and other confirmations (collectively, “Approvals”) from any governmental authority or third party that are necessary, proper or advisable to consummate the transactions contemplated by the Merger Agreement. Parent has also agreed to take actions that are necessary to secure the expiration or termination of any applicable waiting period or obtain any Approvals under any antitrust law, aviation regulation (including receipt of a determination letter from the U.S. Department of Transportation) or any foreign direct investment law.

Go-Shop; No-Shop

During the period from the date of the Merger Agreement through December 8, 2024 (the “Go-Shop Period”), the Company may solicit Takeover Proposals (as defined in the Merger Agreement) from third parties and provide information to, and participate in discussions and engage in negotiations with, third parties regarding any Takeover Proposals, in each case, except for certain No-Shop Parties (as defined in the Merger Agreement). After the expiration of the Go-Shop Period, the Company must cease such solicitations, discussions and negotiations and will thereafter become subject to customary restrictions on its ability to solicit Takeover Proposals from third parties and to provide information to, and participate in discussions and engage in negotiations with, third parties regarding any Takeover Proposals. However, until December 23, 2024 or such earlier time as set forth in the Merger Agreement (the “Cut-Off Date”), the Company may continue to provide information to, and participate in discussions and engage in negotiations with, certain Excluded Parties (as defined in the Merger Agreement). In addition, prior to the receipt of the Company Stockholder Approval, such restrictions are subject to a customary “fiduciary out” provision that allows the Company, under certain specified circumstances, to provide information to, and participate in discussions and engage in negotiations with, third parties with respect to a Takeover Proposal if the Board of Directors of the Company (the “Board”) determines in good faith (after consultation with its financial advisor and outside legal counsel) that such Takeover Proposal either (x) constitutes a Superior Proposal or (y) would reasonably be expected to result in or constitute a Superior Proposal.

Termination; Termination Fees

The Merger Agreement contains certain customary termination rights for each of Parent and Company, including, (i) by mutual written agreement, (ii) if the Merger has not been consummated on or before May 3, 2025 or such later date or time as may be agreed to in writing by Parent and the Company (the “Outside Date”); provided, however, that (x) if all of the conditions to the Merger have been satisfied or waived (to the extent waivable) on or before May 3, 2025, other than conditions relating to regulatory approvals, the Outside Date will be automatically extended to September 3, 2025 and (y) in the event the marketing period for Parent’s debt financing has commenced but has not yet completed as of the Outside Date, the Outside Date will be extended to the date that is four (4) business days following the end of the then-scheduled marketing period, (iii) a governmental authority of competent jurisdiction has issued an order, or applicable law is in effect, enjoining, restraining or otherwise making illegal, preventing or prohibiting the consummation of the Merger and is, or has become, final and non-appealable, (iv) the approval of the Company’s stockholders shall not have been obtained at a meeting of the Company’s stockholders at which a vote is taken on the Merger or (v) the other party breaches or fails to perform any representation, warranty or covenant that results in the failure of the related closing condition to be satisfied, subject to a cure period in certain circumstances.

In addition, the Company may, under certain circumstances, terminate the Merger Agreement (x) in order for the Company to enter into an alternative acquisition agreement providing for a Superior Proposal in accordance with the terms of the Merger Agreement or (y) if all of the closing conditions have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are capable of being satisfied if the Closing were to take place on such date) and the Company is prepared to consummate the Merger but Parent and MergerCo fail to consummate the Merger in accordance with the Merger Agreement. Additionally, Parent may, under certain circumstances, terminate the Merger Agreement if the Board makes an Adverse Recommendation Change (as defined in the Merger Agreement).

If the Merger Agreement is terminated by the Company prior to the Cut-Off Date in order for the Company to enter concurrently into an alternative acquisition agreement with respect to a Superior Proposal with an Excluded Party, the Company will be obligated to pay to Parent a one-time fee equal to $37,156,852 in cash. If the Merger Agreement is terminated by the Company in order for the Company to enter concurrently into an alternative acquisition agreement with respect to a Superior Proposal in other circumstances, the Company will be obligated to pay Parent a one-time fee equal to $55,339,993 in cash.

Additionally, the Company will be obligated to pay Parent a one-time fee equal to $55,339,993 in cash if the Merger Agreement is terminated in certain other specified circumstances, including if the Merger Agreement is terminated by Parent because the Board makes an Adverse Recommendation Change.

If the Merger Agreement is terminated (i) by the Company (A) if all of the closing conditions have been satisfied or waived (other than those conditions that by their nature are to be satisfied at the Closing, each of which are capable of being satisfied if the Closing were to take place on such date) and the Company is prepared to consummate the Merger but Parent and MergerCo fail to consummate the Merger in accordance with the Merger Agreement or (B) in connection with Parent or MergerCo breaching or failing to perform its representations, warranties or covenants in a manner that would cause the related closing conditions to not be satisfied (subject to a cure period in certain circumstances), or (ii) if either party terminates because the Merger has not been consummated by the Outside Date, and at the time of such termination, the Company was otherwise entitled to terminate the Merger Agreement for either of the foregoing reasons, then, in each case, Parent will be obligated to pay to the Company a one-time fee equal to $150,000,000 in cash, plus recovery costs (if any) up to a maximum of $7,500,000.

If the Merger is consummated, the Company’s securities will be delisted from the NASDAQ Stock Market LLC as soon as practicable following the Effective Time and de-registered under the Securities Exchange Act of 1934 as promptly as practicable after such delisting.

The Merger Agreement has been included to provide investors and security holders with information regarding its terms. It is not intended to provide any other factual information about the Company, Parent or any of their respective subsidiaries or affiliates. The representations, warranties and covenants contained in the Merger Agreement were made by the parties thereto only for purposes of that agreement and as of specific dates; were made solely for the benefit of the parties to the Merger Agreement; may be subject to limitations agreed upon by the contracting parties, including being qualified by confidential disclosures exchanged between the parties in connection with the execution of the Merger Agreement (such disclosures include information that has been included in the Company’s public disclosures, as well as additional non-public information); may have been made for the purposes of allocating contractual risk between the parties to the Merger Agreement instead of establishing these matters as facts; and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company or Parent or any of their respective subsidiaries or affiliates. Additionally, the representations, warranties, covenants, conditions and other terms of the Merger Agreement may be subject to subsequent waiver or modification. Moreover, information concerning the subject matter of the representations, warranties and covenants may change after the date of the Merger Agreement, which subsequent information may or may not be fully reflected in the Company’s public disclosures.

The foregoing description of the Merger Agreement and the transactions contemplated thereby does not purport to be complete, and is subject to, and qualified in its entirety by reference to, the full text of the Merger Agreement, which is attached hereto as Exhibit 2.1.

Item 5.03. Amendment to Bylaws.

On November 3, 2024, the Board amended and restated the Company’s bylaws (the “A&R Bylaws”), which became effective immediately.  The A&R Bylaws include a new section which provides that, unless the Company consents in writing to the selection of an alternative forum, (i) the sole and exclusive forum for certain legal actions involving the Company will be the Delaware Court of Chancery (or, in the event that the Delaware Court of Chancery lacks subject matter jurisdiction over any such actions, the federal district court for the District of Delaware) and (ii) the sole and exclusive forum for certain legal actions arising under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or for which there is exclusive federal or concurrent federal or state jurisdiction, in each case, shall, to the fullest extent permitted by applicable law, be the federal district courts of the United States of America.

Item 7.01. Other Events

On November 4, 2024, the Company issued a press release announcing the entry into the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 3, 2024, by and among Air Transport Services Group, Inc., Stonepeak Nile Parent LLC and Stonepeak Nile MergerCo Inc.[*]

3.1	Amendment to the Bylaws of Air Transport Services Group, Inc.

99.1	Press Release, dated November 4, 2024

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

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*	Schedules have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The Company agrees to furnish a supplemental copy of any omitted schedule to the SEC upon request.

Cautionary Statement Regarding Forward-Looking Statements

This communication contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Act”). Except for historical information contained in this communication, the matters discussed herein contain forward-looking statements that involve risks and uncertainties. Such statements are provided under the “safe harbor” protection of the Act. Forward-looking statements include, but are not limited to, statements regarding anticipated operating results, prospects and aircraft in service, technological developments, economic trends, expected transactions and similar matters. The words “may,” “believe,” “expect,” “anticipate,” “target,” “goal,” “project,” “estimate,” “guidance,” “forecast,” “outlook,” “will,” “continue,” “likely,” “should,” “hope,” “seek,” “plan,” “intend” and variations of such words and similar expressions identify forward-looking statements. Similarly, descriptions of the Company’s objectives, strategies, plans, goals or targets are also forward-looking statements. Forward-looking statements are susceptible to a number of risks, uncertainties and other factors. While the Company believes that the assumptions underlying its forward-looking statements are reasonable, investors are cautioned that any of the assumptions could prove to be inaccurate and, accordingly, the Company’s actual results and experiences could differ materially from the anticipated results or other expectations expressed in its forward-looking statements.

Forward-looking statements by their nature address matters that are, to different degrees, uncertain, such as statements regarding the transactions contemplated by the Agreement and Plan of Merger, by and among the Company, Parent and MergerCo (the “Transaction”), including the expected time period to consummate the Transaction, the anticipated benefits (including synergies) of the Transaction and integration and transition plans, opportunities, anticipated future performance, expected share buyback programs and expected dividends. All such forward-looking statements are based upon current plans, estimates, expectations and ambitions that are subject to risks, uncertainties and assumptions, many of which are beyond the control of the Company, that could cause actual results to differ materially from those expressed in such forward-looking statements. Key factors that could cause actual results to differ materially include, but are not limited to, the expected timing and likelihood of completion of the Transaction, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals of the Transaction; the occurrence of any event, change or other circumstances that could give rise to the termination of the definitive agreement; the possibility that the Company’s stockholders may not approve the Transaction; the risk that the anticipated tax treatment of the Transaction is not obtained; the risk that the parties may not be able to satisfy the conditions to the Transaction in a timely manner or at all; risks related to disruption of management time from ongoing business operations due to the Transaction; the risk that any announcements relating to the Transaction could have adverse effects on the market price of the Company’s common stock; the risk that the Transaction and its announcement could have an adverse effect on the parties’ business relationships and business generally, including the ability of the Company to retain customers and retain and hire key personnel and maintain relationships with their suppliers and customers, and on their operating results and businesses generally; the risk of unforeseen or unknown liabilities; customer, shareholder, regulatory and other stakeholder approvals and support; the risk of unexpected future capital expenditures; the risk of potential litigation relating to the Transaction that could be instituted against the Company or its directors and/or officers; the risk associated with third party contracts containing material consent, anti-assignment, transfer or other provisions that may be related to the Transaction which are not waived or otherwise satisfactorily resolved; the risk of rating agency actions and the Company’s ability to access short- and long-term debt markets on a timely and affordable basis; the risk of various events that could disrupt operations, including severe weather, such as droughts, floods, avalanches and earthquakes, cybersecurity attacks, security threats and governmental response to them, and technological changes; the risks of labor disputes, changes in labor costs and labor difficulties; and the risks resulting from other effects of industry, market, economic, legal or legislative, political or regulatory conditions outside of the Company’s control. All such factors are difficult to predict and are beyond our control, including those detailed in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm), quarterly reports on Form 10-Q and other documents subsequently filed by the Company with the Securities Exchange Commission (“SEC”) and that are available on the Company’s website at https://www.atsginc.com/investors/reports-and-filings/sec-filings and at https://www.sec.gov/edgar/browse/?CIK=894081&owner=exclude. The Company’s forward-looking statements are based on assumptions that the Company believes to be reasonable but that may not prove to be accurate. Other unpredictable or factors not discussed in this communication could also have material adverse effects on forward-looking statements. The Company does not assume an obligation to update any forward-looking statements, except as required by applicable law. These forward-looking statements speak only as of the date hereof.

Additional Information and Where to Find It

In connection with the Transaction, the Company will file with the SEC a proxy statement on Schedule 14A (the “Proxy Statement”). The definitive version of the Proxy Statement will be sent to the stockholders of the Company seeking their approval of the Transaction and other related matters.

INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT ON SCHEDULE 14A WHEN IT BECOMES AVAILABLE, AS WELL AS ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC IN CONNECTION WITH THE TRANSACTION OR INCORPORATED BY REFERENCE THEREIN AND ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION REGARDING THE COMPANY, THE TRANSACTION AND RELATED MATTERS.

Investors and security holders may obtain free copies of these documents, including the Proxy Statement, and other documents filed with the SEC by the Company through the website maintained by the SEC at https://www.sec.gov/edgar/browse/?CIK=894081&owner=exclude. Copies of documents filed with the SEC by the Company will be made available free of charge by accessing the Company’s website at https://atsginc.com/investors or by contacting the Company via email by sending a message to investor.relations@atsginc.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from the stockholders of the Company in connection with the Transaction under the rules of the SEC. Information about the interests of the directors and executive officers of the Company and other persons who may be deemed to be participants in the solicitation of stockholders of the Company in connection with the Transaction and a description of their direct and indirect interests, by security holdings or otherwise, will be included in the Proxy Statement related to the Transaction, which will be filed with the SEC. Information about the directors and executive officers of the Company and their ownership of the Company common stock is also set forth in the Company’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000114036124019362/ny20017081x1_def14a.htm) and in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2023 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm). Information about the directors and executive officers of the Company, their ownership of the Company common stock, and the Company’s transactions with related persons is set forth in the sections entitled “Directors, Executive Officers and Corporate Governance,” “Security Ownership of Certain Beneficial Owners and Management and Related Stockholder Matters,” and “Certain Relationships and Related Stockholder Matters” included in the Company’s annual report on Form 10-K for the fiscal year ended December 31, 2023, which was filed with the SEC on February 29, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm), and in the sections entitled “Corporate Governance and Board Matters,” and “Stock Ownership of Management,” included in the Company’s definitive proxy statement in connection with its 2024 Annual Meeting of Stockholders, as filed with the SEC on April 11, 2024 (and which is available at https://www.sec.gov/ix?doc=/Archives/edgar/data/894081/000089408124000016/atsg-20231231.htm). Additional information regarding the interests of such participants in the solicitation of proxies in respect of the Transaction will be included in the Proxy Statement and other relevant materials to be filed with the SEC when they become available These documents can be obtained free of charge from the SEC’s website at www.sec.gov.

No Offer or Solicitation

This communication is not intended to and shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities or the solicitation of any vote of approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AIR TRANSPORT SERVICES GROUP, INC.

By:	/s/ W. Joseph Payne
W. Joseph Payne
Chief Legal Officer & Secretary

Date:	November 4, 2024